                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------

                                  EZENIA! INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                   04-3114212
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

NORTHWEST PARK, 63 THIRD AVENUE, BURLINGTON, MASSACHUSETTS              01803
        (Address of Principal Executive Offices)                      (Zip Code)
                             ----------------------

                            2001 STOCK INCENTIVE PLAN
                            (FULL TITLE OF THE PLANS)
                             ----------------------

                                 KHOA D. NGUYEN
                        Chairman of the Board, President
                           and Chief Executive Officer
                                  Ezenia! Inc.
                                 Northwest Park
                                 63 Third Avenue
                              Burlington, MA 01803
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (781) 229-2000
           TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE
                             ----------------------

                                    Copy to:
                              DAVID L. ENGEL, ESQ.
                                BINGHAM DANA LLP
                               150 Federal Street
                           Boston, Massachusetts 02110
                                 (617) 951-8000

                         CALCULATION OF REGISTRATION FEE

===================================== ==================== =============== =================== ===================
                                                              Proposed          Proposed
              Title Of                                        Maximum           Maximum
             Securities                     Amount            Offering         Aggregate           Amount Of
               To Be                         To Be           Price Per          Offering          Registration
             Registered                   Registered         Share (1)           Price                Fee
------------------------------------- -------------------- --------------- ------------------- -------------------
Common Stock,
$.01 par value per share                   1,000,000            $.47            $470,000            $117.50
===================================== ==================== =============== =================== ===================

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended, based on the average of the high and low prices of the Registrant's Common Stock, $.01 par value per share, reported by the Nasdaq National Market on December 20, 2001.

                                  INTRODUCTION

         This Registration Statement on Form S-8 is filed by Ezenia! Inc., a Delaware corporation (the "COMPANY" or the "REGISTRANT"), in connection with the registration of 1,000,000 shares of common stock, par value $0.01 per share of the Company ("COMMON STOCK"), which are in addition to the 2,526,025 shares of Common Stock which were registered on the Company's Form S-8 filed on August 25, 1995 (File No. 33-96192), the 300,000 shares of Common Stock which were registered on the Company's Form S-8 filed on August 13, 1999 (File No. 333-85245) and the 3,563,130 shares of Common Stock which were registered on the Company's Form S-8 filed on August 31, 2000 (File No. 333-44984) (collectively, the "PRIOR REGISTRATION STATEMENTS"). The shares registered by this Registration Statement include shares of the Company's Common Stock available for issuance upon exercise of stock options, or as restricted stock awards, granted or to be granted under the Company's 2001 Stock Incentive Plan. Pursuant to General Instruction E of Form S-8, the contents of the Prior Registration Statements, to the extent relating to the registration of the shares registered by this Registration Statement, and except as otherwise set forth in this Registration Statement, are incorporated by reference herein.

ITEM 8.  EXHIBITS.

         The following exhibits are filed as part of this Registration
Statement:

         4.1* Amended and Restated Certificate of Incorporation of the Registrant, as amended. (Incorporated by reference to Exhibit
                  3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-91132), filed on April 12, 1995, and
                  Exhibit 4.1 to the Registrant's Registration Statement on Form S-8 (Registration No. 333-44984), filed on August 31, 2000.)

         4.2* Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-91132), filed on April 12, 1995.)

         4.3* Registrant's Amended and Restated 1994 Non-Employee Director Stock Option Plan, as amended. (Incorporated by reference to Exhibit 4.4 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-91132), filed on April 12, 1995, and
                  Exhibit 10 to the Registrant's Quarterly Report on Form 10-Q (File No. 000-25882) filed on August 13, 1999.)

         4.4* Registrant's 1995 Employee Stock Purchase Plan, as amended. (Incorporated by reference to Exhibit 4.4 to the Registrant's Registration Statement on Form S-8 (Registration No. 333-44984), filed on August 31, 2000.)

         4.5      Registrant's 2001 Stock Incentive Plan.

         5 Opinion of Bingham Dana LLP as to the legality of the securities being registered.

         23.1     Consent of Ernst & Young LLP, independent auditors.

         23.2     Consent of Arthur Andersen LLP, independent auditors.

         23.3     Consent of Bingham Dana LLP (included in Exhibit 5).

         24 Power of Attorney (included on the signature page of this Registration Statement).
-----------------------
*Previously filed with the Registrant's Prior Registration Statement, and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Burlington, Commonwealth of Massachusetts, as of the 20 day of December 2001.

                           EZENIA! INC.


                           By:  /s/ Khoa D. Nguyen
                             -----------------------------------------------
                                Khoa D. Nguyen
                                Chairman, President and Chief Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby appoints Khoa D. Nguyen, Stephen G. Bassett, and each of them severally, his true and lawful attorney-in-fact with the authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement on Form S-8 necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         SIGNATURE                                   TITLE

/s/ Khoa D. Nguyen                       Chairman of the Board of Directors,        December 20, 2001
---------------------------------        President and Chief Executive Officer
Khoa D. Nguyen                           (principal executive officer)


/s/ Stephen G. Bassett                   Chief Financial Officer (principal         December 20, 2001
---------------------------------        financial and accounting officer)
Stephen G. Bassett


/s/ John F. Keane, Jr.                   Director                                   December 19, 2001
---------------------------------
John F. Keane, Jr.


                                         Director                                   December __, 2001
---------------------------------
John A. McMullen


/s/ Roy G. Perry                         Director                                   December 20, 2001
---------------------------------
Roy G. Perry

                                  EXHIBIT INDEX

4.1* Amended and Restated Certificate of Incorporation of the Registrant, as amended. (Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-91132), filed on April 12, 1995, and Exhibit 4.1 to the Registrant's Registration Statement on Form S-8 (Registration No. 333-44984), filed on August 31, 2000.)

4.2* Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-91132), filed on April 12, 1995.)

4.3* Registrant's Amended and Restated 1994 Non-Employee Director Stock Option Plan, as amended. (Incorporated by reference to Exhibit 4.4 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-91132), filed on April 12, 1995, and Exhibit 10 to the Registrant's Quarterly Report on Form 10-Q (File No. 000-25882) filed on August 13, 1999.)

4.4* Registrant's 1995 Employee Stock Purchase Plan, as amended. (Incorporated by reference to Exhibit 4.4 to the Registrant's Registration Statement on Form S-8 (Registration No. 333-44984), filed on August 31, 2000.)

4.5      Registrant's 2001 Stock Incentive Plan.

5 Opinion of Bingham Dana LLP as to the legality of the securities being registered.

23.1     Consent of Ernst & Young LLP, independent auditors.

23.2     Consent of Arthur Andersen LLP, independent auditors.

23.3     Consent of Bingham Dana LLP (included in Exhibit 5).

24 Power of Attorney (included on the signature page of this Registration Statement).
-----------------------
*Previously filed with the Registrant's Prior Registration Statement, and incorporated by reference herein.